Newfound Funds

Each a series of Northern Lights Fund Trust III

Newfound Risk Managed Global Sectors Fund

Class A Shares NFGAX

Class I Shares NFGIX

Newfound Multi-Asset Income Fund

Class A Shares NFMAX

Class C Shares NFMCX

Class I Shares NFMIX

Newfound Risk Managed U.S. Sectors Fund

Class A Shares NFDAX

Class I Shares NFDIX

Supplement dated March 7, 2019
to the Statement of Additional Information dated August 1, 2018, as revised August 31, 2018

Effective as of the close of business on April 1, 2019, sales and operations of Class C shares of the Newfound Multi-Asset Income Fund will be suspended. Class C shares will be converted into Class A shares. Accordingly, the Newfound Multi-Asset Income Fund (“Multi-Asset Fund”) will no longer accept purchase orders from any investor for Class C shares. The Newfound Multi-Asset Income Fund may recommence offering and operation of Class C shares in the future.

Class A shares of the Multi-Asset Fund have the same share class expense structure as Class C do with the exception that: (1) Class A shares charge a 0.25% Rule 12b-1 Distribution and Services fee; and (2) Class A Shares charge a front-end sales load of 5.75% of the amount invested. Please refer to the Fund’s Prospectus for general information regarding Class A shares.

Accordingly, all references to the Multi-Asset Fund’s Class C shares in the Statement of Additional Information (“SAI”) will be removed.

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Effective April 1, 2019, Newfound Research, LLC (the “Adviser”), has agreed to reduce the advisory fee for the Newfound Risk Managed Global Sectors Fund from 1.15% to 0.79% and the Newfound Risk Managed U.S. Sectors Fund from 0.95% to 0.79%. Accordingly, the following replaces the table under the “Investment Adviser” section on page 27 of the SAI:

Fund	Advisory Fee
Newfound Risk Managed Global Sectors Fund	0.79%
Newfound Multi-Asset Income Fund	0.69%
Newfound Risk Managed U.S. Sectors Fund	0.79%

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Effective February 3, 2019, D. Justin Sibears no longer serves as Portfolio manager to the Funds. References in the Funds’ SAI to Mr. Sibears should be disregarded. Accordingly, certain sections of the SAI are revised as follows:

The following replaces the “Portfolio Managers” portion of the “Portfolio Managers” section of the SAI:

Portfolio Managers. As described in the Prospectus, the portfolio managers (the “Portfolio Managers”) listed below are responsible for the management of the Funds and, as of January 31, 2019, other accounts are set forth in the following tables.

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Corey Hoffstein	None	$0	None	$0	None	$0
Nathan Faber	None	$0	None	$0	None	$0

Of the accounts above, the following are subject to performance-based fees.

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Corey Hoffstein	None	$0	None	$0	None	$0
Nathan Faber	None	$0	None	$0	None	$0

The following replaces the “Ownership of Securities” portion of the “Portfolio Managers” section on page 29 of the SAI:

As of the January 31, 2019, the Portfolio Managers owned the following securities in the Funds:

Dollar Range of Shares Beneficially Owned of the:
Name of Portfolio Manager	Newfound Risk Managed Global Sectors Fund	Newfound Multi-Asset Income Fund	Newfound Risk Managed U.S. Sectors Fund
Corey Hoffstein	$50,001-$100,000	$100,001 - $500,000	None
Nathan Faber	None	$1-10,000	None

The following replaces the first sentence of the paragraph under “Compensation” on page 30 of the SAI:

Mr. Faber’s compensation from the Adviser consists of a fixed salary, variable bonus, retirement plans and other arrangements. Mr. Hoffstein shares in the profits of the Adviser through his 50% indirect ownership of the Adviser.

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The following replaces the fourth paragraph of the “Policies and Procedures for Disclosure of Portfolio Holdings” section on page 33 of the Funds’ SAI:

The Funds’ portfolio holdings as of the end of each calendar month are posted on the Funds’ website, http://www.thinknewfoundfunds.com no later than thirty days after the end of each month. This posted information generally remains accessible until the Funds post the information for the next calendar month to the Funds’ website. The Funds may choose to post their portfolio holdings on a more frequent basis, especially during periods of high market volatility. These off-cycle disclosures will be replaced with the normal monthly release when available.

The following is added under the table in the “Control Persons and Principal Holders of Securities” section on page 54 of the Funds’ SAI:

SP Investment Associates is a Foreign Limited Partnership incorporated in Delaware whose primary offices are based in Massachusetts and may be deemed to control the fund. The Adviser has an agreement with SP Investment Associates ("Investor") whereby the Investor agreed to invest at least $25,000,000 in the Newfound Risk Managed Global Sectors Fund. The Investor agreed that its shares of the Newfound Risk Managed Global Sectors Fund would not be redeemed prior to June 30, 2017 unless certain conditions were met (which did not occur). As such, the Investor, who currently owns greater than 50% of the shares of the Newfound Risk Managed Global Sectors Fund, may redeem some or all of its shares in the Newfound Risk Managed Global Sectors Fund at any time. The Investor agreed to provide consulting services to the Adviser and assistance in gaining platform access with certain firms for the Adviser’s Advised mutual funds and other investment products. In consideration for the mutual covenants of the parties, the Adviser agreed to pay the Investor 10 basis points per year (in monthly installments) based on the amount of the assets invested in the Newfound Risk Managed Global Sectors Fund. Such payments are made by the Adviser out of the Adviser's legitimate profits.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated August 1, 2018, as revised August 31, 2018, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-394-9777.

Please retain this Supplement for future reference.